Exhibit 10.7

EXECUTION VERSION

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of December 23, 2011 (this “Fourth Amendment”), to the Credit Agreement, dated as of November 15, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Aquilex Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto, and U.S. Bank National Association, as Administrative Agent and Collateral Agent.

W I T N E S S E T H :

WHEREAS, the Borrower and the Lenders party to this Fourth Amendment are parties to the Credit Agreement (collectively, the “Amendment Parties”); and

WHEREAS, the Amendment Parties have agreed to amend certain provisions of the Credit Agreement as described herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement (as amended by this Fourth Amendment, the “Amended Agreement”) and used herein shall have the meanings given to them in the Amended Agreement.

SECTION 2. Amendments to Section 1.01 (Defined Terms).

(a) Section 1.01 of the Credit Agreement is hereby amended effective as of the Effective Date (as defined below) by adding thereto the following definitions in proper alphabetical order:

“Backstop Effective Date” means the first date on which the Backstop Agreement shall become effective in accordance with its terms.

“Closing Date Commitment” means, as to each Lender, its obligation to make a Loan to the Borrower pursuant to Section 2.01 in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 hereto under the caption “Closing Date Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Closing Date Commitments is $15,000,000.

“Incremental Commitment” means, as to each Lender, its obligation to make a Loan to the Borrower pursuant to Section 2.01 in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 hereto under the caption “Incremental Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Incremental Commitments is $3,631,753.

“Platinum” means [***].

(b) The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows: “Commitment” means, as to each Lender, collectively, its Closing Date Commitment and its Incremental Commitment.”

(c) The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended effective as of the Effective Date by deleting the date “February 3, 2012” and inserting in lieu thereof the date “February 15, 2012”.

(d) The definition of “Outstanding Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended effective as of the Effective Date by adding the text “or Section 2.09(c)” immediately after the text “Section 2.09(b)” appearing therein.

(e) The definition of “Requisite Lenders” set forth in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows: ““Requisite Lenders” means, as of any date of determination, Lenders having more than 50% of the Total Outstandings as of such date; provided, however, that solely for purposes of determining Requisite Lenders, (i) Platinum shall not be considered to be Lender and (ii) the Loans made by Platinum shall not be included in the calculation of Total Outstandings.”

SECTION 3. Amendment to Section 2.01 (The Loans). Section 2.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Section 2.01 The Loans. Subject to the terms and conditions set forth herein, (a) each Lender severally agrees to make to the Borrower a single loan denominated in Dollars in a principal amount equal to such Lender’s Closing Date Commitment on the Closing Date and (b) each Lender shall be deemed to have made to the Borrower a single loan denominated in Dollars in a principal amount equal to such Lender’s Incremental Commitment on the Backstop Effective Date. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Proceeds of the Loans shall be deposited in the Bridge Priority Account and used solely for the purposes set forth in Section 6.12.”

2

SECTION 4. Amendments to Section 2.02 (Borrowings, Conversions and Continuations of Loans).

(a) Section 2.02(a) of the Credit Agreement is hereby amended by inserting “and the Borrowing on the Backstop Effective Date” immediately following the words “on the Closing Date” appearing in the proviso therein.

(b) Section 2.02(b) of the Credit Agreement is hereby amended by inserting “or Section 4.02, as applicable” immediately following the reference to “Section 4.01” in the last sentence thereof.

SECTION 5. Amendments to Section 2.06 (Termination or Reduction of Commitments). Section 2.06 of the Credit Agreement is hereby restated in its entirety as follows: “”The Closing Date Commitment and Incremental Commitment, as applicable, of each Lender shall be automatically and permanently reduced to $0 upon the making of such Lender’s Loans on the Closing Date and/or the Backstop Effective Date, as applicable, pursuant to Section 2.01.”

SECTION 6. Amendment to Section 2.09 (Fees).

(a) Section 2.09 of the Credit Agreement is hereby amended by adding a new Section 2.09(c) immediately after Section 2.09(b) as follows:

“(c) On the Backstop Effective Date, the Borrower shall pay to each Lender who is a party to the Backstop Agreement a backstop commitment fee equal to the aggregate amount of $3,631,753 payable to each party in the amount specified on Schedule 2.09(c) hereto, which amount shall be paid by capitalizing and adding such amount to the Outstanding Amount by the extension (or deemed extension) of Loans on the Backstop Effective Date pursuant to Section 2.01(b). Such capitalized fee amount shall for all purposes constitute principal of the Loans and shall bear interest as provided herein from the Backstop Effective Date.”

SECTION 7. Amendments to Article IV. Article IV of the Credit Agreement is hereby amended by inserting the following new Section 4.02 immediately following the final paragraph of Section 4.01:

“4.02 Conditions of Loans on Backstop Effective Date. The obligation of each Lender to make Loans hereunder on the Backstop Effective Date is subject to satisfaction of the following conditions precedent except as otherwise agreed in writing between the Borrower and the Lenders:

(a) The Lenders’ receipt of the following, each of which shall be originals, facsimiles or electronic transmission in .pdf format (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each in form and substance reasonably satisfactory to the Requisite Lenders and legal counsel to the Lenders:

(i) executed counterparts of the Backstop Agreement; and

3

(ii) executed counterparts of the Support Agreement.

(b) No Default shall exist, or would result from such proposed Loans.”

SECTION 8. Amendment to Schedules to Credit Agreement.

(a) The Schedules to the Credit Agreement are hereby amended effective as of the Effective Date by (i) amending and restating Schedule 2.01 in its entirety as set forth on Schedule 1 attached hereto and (ii) adding a new Schedule 2.09(c) as set forth on Schedule 2 attached hereto.

SECTION 9. Conditions to Effectiveness. This Fourth Amendment shall become effective upon the date on which the Administrative Agent shall have received this Fourth Amendment, executed and delivered by the duly authorized officers of the Borrower and the Lenders (the “Effective Date”).

SECTION 10. Condition Subsequent. Within three (3) Business Days from the date hereto (or such later date agreed to by the Requisite Lenders in their sole discretion), the Borrower shall deliver to the Administrative Agent an original Note executed by the Borrower in favor of each Lender that has requested a Note. Failure to deliver such Notes within the required time period shall constitute an Event of Default under the Credit Agreement.

SECTION 11. Representations and Warranties. The Borrower represents and warrants to the Lenders that as of the Effective Date this Fourth Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 12. Effect of the Fourth Amendment. Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Amended Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other provision of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, the other Loan Parties or any other person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document in similar or different circumstances.

SECTION 13. Counterparts. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts, any may be

4

delivered in person, by mail, by facsimile or through any other form of electronic transmission, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 14. GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page left intentionally blank]

5

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

AQUILEX HOLDINGS LLC

By:	AQUILEX ACQUISITION SUB III, LLC

	By:	AQUILEX HOLDCO L.P., its sole member

		By:	AQUILEX HOLDCO GP, LLC, its general partner

			By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

By:	/s/ Darren Smart
Name: Darren Smart
Title: Portfolio Manager

To approve and become a party to the Fourth Amendment as a Lender:

CENTERBRIDGE CAPITAL PARTNERS SBS II, L.P.

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

[Signature Page to Fourth Amendment]

To approve and become a party to the Fourth Amendment as a Lender:

CCP II DEBT AQLX I, LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

[Signature Page to Fourth Amendment]

To approve and become a party to the Fourth Amendment as a Lender:

CCP II DEBT ACQUISITION, L.P.

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

[Signature Page to Fourth Amendment]

To approve and become a party to the Fourth Amendment as a Lender:

FS INVESTMENT CORPORATION

By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Sub-Advisor

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

To approve and become a party to the Fourth Amendment as a Lender:

REDWOOD MASTER FUND, LTD.

By: REDWOOD CAPITAL MANAGEMENT, LLC, its Investment Manager

By:	/s/ Jonathan Kolatch
Name: Jonathan Kolatch
Title: Managing Member

[Signature Page to Fourth Amendment]

To approve and become a party to the Fourth Amendment as a Lender:

SPHERE CAPITAL, LLC – SERIES D

By:	/s/ Eva Kalawski
Name: Eva Kalawski
Title: Vice President & Secretary

[Signature Page to Fourth Amendment]